Exhibit 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement of Groupe Danone on Form S-8 (N° 333-100334) of our report dated April 12, 2005, relating to the Consolidated Financial Statements of DS Waters, LP which appears in Groupe Danone’s Annual Report on Form 20-F for the year ended December 31, 2005.

PricewaterhouseCoopers LLP

Atlanta, Georgia

February 16, 2007